                                                                    EXHIBIT 10.1
                                                                  EXECUTION COPY





                             COLLATERAL AGENCY AND
                            INTERCREDITOR AGREEMENT


                         Dated as of February 22, 2000

                                     among

                          NRG NORTHEAST GENERATING LLC

                          THE GUARANTORS party hereto,

                        THE TRUSTEE UNDER THE INDENTURE,

                    THE WORKING CAPITAL AGENTS party hereto,

                         EACH SENIOR SECURED DEBT AGENT

                                      and

                              THE COLLATERAL AGENT

                               TABLE OF CONTENTS


Section 1.  Definitions .......................................................................2

Section 2.  Priority of Security Interests ....................................................4

Section 3.  Exercise of Rights ................................................................5

Section 4.  Certain Actions ...................................................................6

Section 5.  Receipt of Money or Proceeds ......................................................7

Section 6.  Application of Proceeds ...........................................................7

Section 7.  Event of Eminent Domain; Event of Loss ............................................9

Section 8.  Appointment and Duties of Collateral Agent .......................................10

Section 9.  Rights of Collateral Agent .......................................................10

Section 10.  Lack of Reliance on the Collateral Agent ........................................13

Section 11.  Indemnification; Bankruptcy .....................................................14

Section 12.  Resignation or Removal of the Collateral Agent ..................................15

Section 13.  Representations and Warranties ..................................................15

Section 14.  Additional Secured Parties; Agreement for Benefit of Parties Hereto .............16

Section 15.  Severability ....................................................................17

Section 16.  Notices .........................................................................17

Section 17.  Successors and Assigns ..........................................................19

Section 18.  Counterparts ....................................................................19

Section 19.  Governing Law ...................................................................19

Section 20.  Consent to Jurisdiction .........................................................19

Section 21.  Waiver of Jury Trial ............................................................20

Section 22.  No Impairments of Other Rights ..................................................20

Section 23.  Amendment; Waiver ...............................................................20





                                      -i-

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
Section 24.  Headings. .......................................................................20

Section 25.  Termination. ....................................................................20

Section 26.  Entire Agreement. ...............................................................20

Section 27.  Limitation of Liability. ........................................................21

Section 28.  Execution in Lieu of Agent. .....................................................22

Section 29.  Conflicts With Other Security Documents. ........................................22

Section 30.  Effective Date. .................................................................22



EXHIBITS:

Exhibit A - Form of Designation Letter





                                      -ii-

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                 This COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT (this
"Agreement") dated as of February 22, 2000 among (i) NRG NORTHEAST GENERATING LLC, a Delaware limited liability company (together with its successors and assigns, (the "Issuer"), (ii) the Guarantors party hereto, (iii) the trustee under the Indenture (together with its successors and assigns in such capacity, the "Trustee"), acting in such capacity and on behalf of the holders of the Bonds (as defined in the Indenture), (iv) the agents under the Working Capital Agreement (as defined in the Indenture) (together with its successors and assigns in such capacity, the "Working Capital Agents"), acting in such capacity and on behalf of the lenders party to the Working Capital Agreement,
(v) any trustees or agents under any other Senior Secured Debt Documents (as defined below), on behalf of the holders of the indebtedness or obligations evidenced by such Senior Secured Debt Documents (together with their respective successors and assigns in such capacity, the "Senior Secured Debt Agents") and
(vi) the collateral agent appointed hereunder for the Secured Parties (as defined below) (together with its successors and assigns in such capacity, the "Collateral Agent").


                                   WITNESSETH:

                 WHEREAS, the Issuer intends to finance its operations through, inter alia, one or more public offerings or private placements of bonds, debentures, promissory notes or other evidences of indebtedness;

                 WHEREAS, the Issuer has duly authorized the creation and issuance of bonds, debentures, notes or other evidences of indebtedness in one or more series (the "Bonds") pursuant to the Indenture dated as of February 22, 2000 (as amended, supplemented or modified and in effect from time to time, the "Indenture"), among the Issuer, the Guarantors party thereto and the Trustee;

                 WHEREAS, the Issuer may incur indebtedness as permitted under the Indenture in the form of revolving working capital loans made by the lenders under the Working Capital Agreement;

                 WHEREAS, the Issuer may incur additional debt, including, without limitation, any bond, debenture, promissory notes or other evidences of such indebtedness, as permitted under the Indenture;

                 WHEREAS, all obligations of the Issuer and the Guarantors under the Indenture, the Working Capital Agreement and certain future Senior Secured Debt Documents will be secured as set forth in the Security Documents (as hereinafter defined); and

                 WHEREAS, the parties hereto desire to enter into this Agreement to set forth their mutual understanding with respect to (a) the exercise of certain rights, remedies and options by the respective parties hereto under the above-described documents, (b) the priority of their respective security interests created by the Security Documents and (c) the appointment of, and the rights and obligations of, the Collateral Agent,

          NRG Northcast Collateral Agency and Intercreditor Agreement

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                                      -2-

                 NOW, THEREFORE, for and in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

                 Section 1.  Definitions.   The following terms shall have the
meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined. Capitalized terms not otherwise defined herein shall have the meanings set forth in, and the interpretations applicable thereto under, the Indenture as in existence on the Closing Date. All terms used herein which are not defined herein or in the Indenture and are defined in the New York Uniform Commercial Code shall have the meanings therein stated. Unless otherwise stated, any agreement, contract or document defined or referred to herein shall mean such agreement, contract or document and all schedules, exhibits and attachments thereto as in effect as of the date hereof, as the same may thereafter be amended, supplemented or otherwise modified from time to time. Any reference to any Person shall include its permitted successors and assigns, and in the case of any Governmental Authority, any Persons succeeding to its functions and capacities.

                 "Authorized Representative" of any of the Issuer, the Guarantors or any other Person means the person or persons authorized to act on behalf of such entity by its chief executive officer, president, chief operating officer, chief financial officer or any vice president or its Board of Directors or any other governing body of such entity.

                 "Collateral" has the meaning set forth in the Security
Agreement.

                 "Collateral Agent Claims" means all obligations of the Issuer, now or hereafter existing, to pay fees, costs and expenses to the Collateral Agent pursuant to Sections 9(f) and 11 hereof and the Security Documents.

                 "Combined Exposure" means, as of any date of calculation, the sum (calculated without duplication) of the following to the extent the same is held by or represented by a Secured Party: (i) the aggregate principal amount of all Bonds Outstanding as of the calculation date, (ii) the aggregate principal amount of all loans (if any) outstanding as of such calculation date under the Working Capital Facility, (iii) the aggregate amount of all undrawn Financing Commitments as of such calculation date under the Working Capital Facility which, as of such calculation date, the lenders party to the Working Capital Agreement have no right to terminate, (iv) the aggregate principal amount of all other Senior Secured Debt (if any) outstanding as of such calculation date and (v) the aggregate amount of all undrawn Financing Commitments under any Senior Secured Debt Documents as of such calculation date which, as of such calculation date, the creditors party to such other Senior Secured Debt Documents have no right to terminate.

                 "Damages" has the meaning set forth in Section 11(a)  hereof.





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                                      -3-

                 "Debt Termination Date" means the date on which all Financing Liabilities, other than contingent liabilities and obligations which are unasserted at such date, have been paid and satisfied in full (or legally defeased in full expressly in accordance with the terms and conditions of the related Senior Secured Debt Documents) and all Financing Commitments have been terminated.

                 "Designation Letter" means any letter executed and delivered pursuant to Section 14 hereof and substantially in the form of Exhibit A hereto.

                 "Event of Default" means an "event of default" (or correlative term) under any Senior Secured Debt Document.

"Financing Commitment" means any commitment to extend credit to the Issuer.

                 "Financing Documents" has the meaning set forth in the Indenture.

                 "Financing Liabilities" means all indebtedness, financial liabilities and obligations of the Issuer or the Guarantors, of whatsoever nature and howsoever evidenced (including, but not limited to, principal, interest, fees, reimbursement obligations, penalties, indemnities and legal and other expenses, whether due after acceleration or otherwise) to the Secured Parties under or pursuant to the Indenture, the Bonds, the Working Capital Agreement, any other Senior Secured Debt Documents, the Security Documents or any other agreement, document or instrument evidencing, securing or relating to such indebtedness, financial liabilities or obligations, to the extent arising on or prior to the Debt Termination Date, in each case, direct or indirect, primary or secondary, fixed or contingent, now or hereafter arising out of or relating to any such agreements.

                 "Indemnified Party" has the meaning set forth in Section 11(a) hereof.

                 "Intercreditor Collateral" means the Collateral and all other collateral in which there is a Security Interest purported to be granted to a Secured Party, other than (i) the Security Interest of the Trustee in and to the Debt Service Reserve Account referred to in the Indenture and any amounts on deposit therein and (ii) the Security Interest of any other Secured Party in any debt service reserve account maintained for the benefit of the lenders under its related Senior Debt Documents.

                 "Post-Default Rate" means the rate of interest from time to time announced by The Chase Manhattan Bank, a New York banking corporation (or such other financial institution that is at such time serving as the Collateral Agent) at its principal office in New York, New York as its prime commercial lending rate (the "Prime Rate") plus 1%. Each change in any interest rate provided for herein or in the Security Documents based upon the Prime Rate resulting from a change in the Prime Rate shall take effect at the time of such change in the Prime Rate.

                 "Required Creditors" means, at any time, Persons that at such time hold at least 33e% of the Combined Exposure.





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                                      -4-

                 "Responsible Officer", when used with respect to the Collateral Agent, shall mean any officer in the corporate trust or agency area (or any successor areas of the Collateral Agent) including any vice president, assistant vice president, assistant secretary, assistant treasurer or any other officer of the Collateral Agent customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust or agency matter is referred because of his or her knowledge and familiarity with the particular subject.

                 "Secured Parties" means the Trustee (as trustee for and representative of the holders of the Bonds), the Working Capital Agents (as agent for and representative of the lenders party to the Working Capital Agreement), each Senior Secured Debt Agent (as agent for and representative of the holders under the related Senior Secured Debt Documents), in each case to the extent the same is or by operation of Section 14(a) hereof becomes, a party hereto.

                 "Security Documents" means the Collateral Documents (as defined in the Indenture) and any other document or agreement creating or evidencing a Security Interest.

                 "Security Interest" means any Lien on any Intercreditor Collateral purported to be granted to the Collateral Agent or a Secured Party for the benefit of one or more of the Secured Parties (or any trustee, sub-agent or other Person acting for or on behalf of the Collateral Agent) pursuant to any applicable Senior Secured Debt Document.

                 "Senior Secured Debt" means all Permitted Indebtedness of the Issuer (including Bonds in addition to the Initial Bonds) ranking pari passu as to payment with the Bonds and which is secured by the Intercreditor Collateral.

                 "Senior Secured Debt Documents" shall mean all agreements, documents and instruments evidencing and/or securing any Senior Secured Debt.

                 "Trigger Event" means 67% of the Combined Exposure shall have been declared to be, or shall automatically have become, due and payable (and shall not have been rescinded) under the Senior Secured Debt Documents, as determined by the Collateral Agent based upon the written notices provided to the Collateral Agent by the Secured Parties pursuant to Section 4(a) hereof.

                 "Trigger Event Date" has the meaning set forth in Section 4(b) hereof.

                 Section 2. Priority of Security Interests. So long as any Financing Liabilities remain outstanding in respect of more than one Secured Party, each of the Secured Parties hereby acknowledges and agrees as follows:

                 (a) The Security Interest held for the benefit of each Secured Party in any Intercreditor Collateral ranks and will rank equally in priority with the Security Interest held for the benefit of the other Secured Parties in the same Intercreditor Collateral.





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
                                      -5-

                 (b) Notwithstanding anything to the contrary in clause (a), the allocation of funds among the Secured Parties specified in this Agreement with respect to (i) the Intercreditor Collateral, (ii) all proceeds of the Intercreditor Collateral (including without limitation all Loss Proceeds), and (iii) all amounts and funds retained in accordance with the Indenture (other than the Debt Service Reserve Account maintained pursuant thereto) in each case are applicable irrespective of any statement to the contrary in any Financing Document, Security Document or any other agreement, the time or order or method of attachment or perfection of Liens, the time or order of filing of financing statements, or the giving or failure to give notice of the acquisition or expected acquisition of purchase money or other security interests and to the extent not provided for in this Agreement, the rights and priorities of the Secured Parties shall be determined in accordance with applicable law.

                 Section 3. Exercise of Rights. So long as any Financing Liabilities remain outstanding in respect of more than one Secured Party, each of the Secured Parties hereby acknowledges and agrees as follows:

                 (a) The Collateral Agent shall administer the Intercreditor Collateral in the manner contemplated by the Security Documents and this Agreement and, only upon the occurrence and continuance of a Trigger Event, shall exercise, upon the written instruction of the Required Creditors in accordance with Sections 3 and 4 hereof, such rights and remedies with respect to the Intercreditor Collateral as are granted to it under the Security Documents, this Agreement and applicable law; provided, however, that the Collateral Agent shall not amend, modify or supplement (or agree or consent to any such amendment, modification or supplement) directly or indirectly or in the name of any Obligor, any Senior Secured Debt Document if such amendment, modification or supplement shall adversely affect any Secured Party in any material respect, such determination to be made by the Issuer and evidenced by a certificate of the Issuer certifying that there will be no material adverse effect, unless the Collateral Agent shall have obtained the prior written consent of such Secured Party to such amendment, modification or supplement, provided that, without the consent of such Secured Party, the Collateral Agent may make any amendment, modification or supplement permitted by the related Senior Secured Debt Documents. The Collateral Agent shall provide each Secured Party with at least 30 days' prior written notice of all proposed amendments, modifications or supplements to the Senior Secured Debt Documents that the Collateral Agent proposes to amend, modify or supplement in accordance with the Security Documents.

                 (b) No Secured Party and no class or classes of Secured Parties shall have any right, other than in accordance with Sections 3 and 4 hereof, to (i) sell, exchange, release or otherwise deal with any property at any time pledged, assigned or mortgaged to secure the Financing Liabilities in accordance with the Security Documents, (ii) exercise or refrain from exercising any rights to direct the Collateral Agent to take any action in respect of the Intercreditor Collateral or (iii) take any other action with respect to the Intercreditor Collateral (A) independently of the Collateral Agent or
         (B) other than to direct the Collateral Agent to take action in accordance with Sections 3 and 4 hereof.





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
                                      -6-

         Any of the Secured Parties or the Collateral Agent (in the case of the Collateral Agent in accordance with written direction in accordance with this Agreement) may, at any time and from time to time (1) amend in any manner any outstanding Senior Secured Debt Document to which it is a party in accordance with the terms thereof, (2) release anyone liable in any manner, or release any collateral (other than Intercreditor Collateral) the benefits of which such Secured Party is entitled, under or in respect of such Secured Party's Financing Liabilities in accordance with the terms of the Senior Secured Debt to which it is a party and (3) apply any sums from time to time received for payment or satisfaction of such Secured Party's Financing Liabilities except as otherwise provided in Section 5 hereof.

                 (c) Upon the written request of the Collateral Agent, such Secured Party shall give the Collateral Agent written notice of the outstanding Indebtedness amount owed by the Obligors to such Secured Party under the related Senior Secured Debt Documents and any other information that the Collateral Agent may reasonably request.

                 (d) To the extent that such Secured Party is entitled to the benefits of collateral (other than Intercreditor Collateral), such Secured Party shall use reasonable efforts to exercise or refrain from exercising its rights with respect to such collateral in a manner so as not to adversely affect the rights of the Collateral Agent, or any other Secured Party in any material respect or to otherwise impair the Intercreditor Collateral.

                 Section 4. Certain Actions. So long as any Financing Liabilities remain outstanding in respect of more than one Secured Party, the following provisions shall apply:

                 (a) Each Secured Party hereby agrees to give each other Secured Party and the Collateral Agent written notice of the occurrence of an Event of Default under such Secured Party's Senior Secured Debt Documents of which it has written notice and of the occurrence of an acceleration of the maturity of such Secured Party's Financing Liabilities under such Secured Party's Senior Secured Debt Documents wherein such Secured Party's Financing Liabilities have been declared to be or have automatically become due and payable earlier than the scheduled maturity thereof (or similar remedial actions including, without limitation, demands for cash collateral, have been taken) and setting forth the aggregate amount of Financing Liabilities that have been so accelerated under such Senior Secured Debt Documents, in each case as soon as practicable after the occurrence thereof; provided, however, that the failure to provide such notice shall not limit or impair the rights of the Secured Parties hereunder or under the Senior Secured Debt Documents or the Security Documents. No Secured Party shall be deemed to have knowledge or notice of the occurrence of an Event of Default under the Senior Secured Debt to which it is a party until such Secured Party has received a written notice of such Event of Default from the Issuer, any Guarantor or any other Person for whom such Secured Party is acting as agent or trustee.

                 (b) The Collateral Agent hereby agrees to give each Secured Party written notice of the occurrence of a Trigger Event (the date of such notice, the "Trigger Event Date"), provided, however, that a Responsible Officer of the Collateral Agent has actual





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
                                      -7-

         knowledge of such occurrence or the Collateral Agent has received written notice thereof. No Secured Party shall be deemed to have knowledge or notice of the occurrence of any Trigger Event until such Secured Party has received a written notice of such Trigger Event from the Collateral Agent.

                 (c) The Obligors hereby agree that if a Trigger Event shall have occurred and is continuing, the Collateral Agent is hereby irrevocably authorized and empowered to act as the attorney-in-fact for the Obligors with respect to the giving of any instructions or notices with respect to the Intercreditor Collateral.

                 (d) If a Trigger Event shall have occurred, upon the written request of the Required Creditors, the Collateral Agent shall realize and foreclose upon the Intercreditor Collateral and take any and all other actions and exercise any and all rights, remedies and options which it may have under the Security Documents and which the Required Creditors direct it to take under this Agreement.

                 (e) The proceeds of any sale, disposition or other realization or foreclosure by the Collateral Agent upon the Intercreditor Collateral or any portion thereof pursuant to the Security Documents shall be governed by Section 6 hereof. Any non-cash proceeds resulting from such liquidation of the Intercreditor Collateral shall be held by the Collateral Agent for the benefit of the Secured Parties until later sold or otherwise converted into cash, at which time the Collateral Agent shall apply such cash in accordance with Section 6.

                 Section 5. Receipt of Money or Proceeds. The Secured Parties hereby agree that if, at any time during the term of this Agreement, any Secured Party receives any payment or distribution of assets of any Obligor (including any Subsequent Guarantor) of any kind or character (other than the proceeds of collateral (other than Intercreditor Collateral) the benefits of which such Secured Party is entitled, which, in each case shall be received, retained and applied by the Person entitled thereto), whether moneys or cash proceeds resulting from liquidation of the Intercreditor Collateral, other than in accordance with the terms of this Agreement and the Senior Secured Debt Documents, and such Secured Party shall hold such payment or distribution in trust for the benefit of all of the Secured Parties and shall immediately remit such payment or distribution to the Collateral Agent and the Collateral Agent shall apply such moneys in accordance with the terms of this Agreement.

                 Section 6. Application of Proceeds. Except as otherwise expressly provided herein, following the occurrence of a Trigger Event or upon the exercise of remedies by the Secured Parties after an Event of Default, the proceeds of any collection, sale or other realization of all or any part of the Intercreditor Collateral pursuant to the Security Documents, and any other cash at the time of such collection, sale or other realization held by the Collateral Agent under the Security Documents or this Section 6, shall be applied by the Collateral Agent in the following order of priority:

                 first, to the payment of (a) all reasonable costs and expenses relating to the sale of the Intercreditor Collateral and the collection of all amounts owing hereunder, including





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
                                      -8-

reasonable attorneys' fees and disbursements and the just compensation of the Collateral Agent for services rendered in connection therewith or in connection with any proceeding to sell if a sale is not completed, in each case whether arising hereunder or under the other Security Documents or other Senior Secured Debt Documents, (b) all charges, expenses and advances incurred or made by the Collateral Agent in order to protect the Liens of the Security Documents, the Security Interests in the Intercreditor Collateral or the security afforded thereby, and (c) all liabilities incurred by the Collateral Agent which are covered by the indemnity provisions of this Agreement or the other Security Documents or other Senior Secured Debt Documents together with interest at the rate per annum equal to the Post Default Rate;

                 second, to the payment to the Trustee, the Working Capital Agents and each Senior Secured Agent for all fees and expenses due and owing under the applicable Senior Secured Debt Documents;

                 third, to the payment to the Trustee, the Working Capital Agents and each Senior Secured Debt Agent (for the benefit of itself and the lenders under its related Senior Secured Debt Documents) of accrued and unpaid interest (and commitment fees, in the case of the Working Capital Facility) on the Bonds, the Working Capital Facility and any other Senior Secured Debt pro rata in accordance with the respective amounts of unpaid interest owed to such Person to be applied by each such Person in accordance with its related Senior Secured Debt Documents pursuant to which such unpaid interest is payable;

                 fourth, to the payment to the Trustee, the Working Capital Agents and each Senior Secured Debt Agent (for the benefit of itself and the lenders under its related Senior Secured Debt Documents) of principal owed to the Trustee, the Working Capital Agents and each Senior Secured Debt Agent (for the benefit of itself and the lenders under its related Senior Secured Debt Documents), respectively, hereunder or under any other Senior Secured Debt Document or Security Document, pro rata, in accordance with the respective amounts of principal owed to such Person to be applied by each such Person in accordance with its related Senior Secured Debt Documents pursuant to which such principal is payable;

                 fifth, to the payment to the Trustee, the Working Capital Agents and each Senior Secured Debt Agent (for the benefit of itself and the lenders under its related Senior Secured Debt Documents) of make-whole premiums, if any, and breakage costs, if any, owed to the Trustee, the Working Capital Agents and each Senior Secured Debt Agent (for the benefit of itself and the lenders under its related Senior Secured Debt Documents), respectively, hereunder or under any other Senior Secured Debt Document or Security Document, pro rata, in accordance with the respective amounts of make-whole premiums and breakage costs owed to such Person to be applied by each such Person in accordance with its related Senior Secured Debt Documents pursuant to which such make-whole premiums and breakage costs are payable;

                 sixth, to the payment to the Trustee, the Working Capital Agents and each Senior Secured Debt Agent (for the benefit of itself and the lenders under its related Senior Secured Debt Documents), of the other Secured Obligations owed to the Trustee, the Working Capital Agents and each Senior Secured Debt Agent (for the benefit of itself and the lenders under its related Senior Secured Debt Documents), respectively, hereunder or under any Senior Secured





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
                                      -9-

Debt Document or Security Document, pro rata in accordance with the respective outstanding unpaid fees, charges and other unpaid Secured Obligations, owed to such Person to be applied by each such Person in accordance with its related Senior Secured Debt Document pursuant to which such Secured Obligations were incurred; and

                 finally, to the payment to the relevant Obligor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

As used in this Section 6, "proceeds" of Intercreditor Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Intercreditor Collateral, including any thereof received under any reorganization, liquidation or adjustment of Indebtedness of the Issuer or any Guarantor or any issuer of or obligor on any of the Intercreditor Collateral. The Collateral Agent waives any right of setoff it may have.

                 Section 7. Event of Eminent Domain; Event of Loss. (a) If an Event of Eminent Domain shall occur with respect to any Intercreditor Collateral, the Issuer or any Guarantor (including any Subsequent Guarantor) shall (i) diligently pursue all of its rights to compensation against the appropriate Governmental Authority in respect of such Event of Eminent Domain,
(ii) compromise, settle or consent to the settlement of any claim against the appropriate Governmental Authority and (iii) hold all amounts and proceeds (including instruments) received in respect of any Event of Eminent Domain (after deducting all reasonable expenses incurred by it in litigating, arbitrating, compromising, settling or consenting to the settlement of any claims against the appropriate Governmental Authority) ("Eminent Domain Proceeds") in trust for the Collateral Agent for the benefit of the Secured Parties.

                 (b) If an Event of Loss (other than an Event of Eminent Domain) shall occur with respect to any Intercreditor Collateral, the Issuer shall (A) diligently pursue all of its rights to compensation against any Person with respect to such Event of Loss, (B) if advisable in the reasonable judgment of the Issuer, compromise, settle or consent to the settlement of any claim against any Person with respect to such Event of Loss and (C) except as otherwise provided or permitted hereunder, hold all Loss Proceeds (including instruments) received in respect of any Event of Loss (after deducting all reasonable expenses incurred by it in litigating, arbitrating, compromising, settling or consenting to the settlement of any claims) in trust for the Collateral Agent for the benefit of the Secured Parties.

                 (c) If an Event of Loss shall occur, as soon as reasonably practicable, but no later than fifteen (15) days after the date of receipt by the Issuer or the Collateral Agent of Loss Proceeds, as the case may be, the Issuer shall make a reasonable good faith determination as to whether the Affected Property can be rebuilt, repaired or restored. The determination of the Issuer shall be evidenced by an Officer's Certificate of the Issuer filed with the Trustee and the Collateral Agent which certifies that such rebuilding, repair or restoration will not have a Material Adverse effect.

                 (d) If (x) an Event of Loss occurs and the Issuer has either
(i) determined that the Affected Property cannot be rebuilt, repaired or restored or (ii) decided not to rebuild, repair or restore the Affected Property and (y) Loss Proceeds exceed $10,000,000, all Loss Proceeds in





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
                                      -10-

excess of $10,000,000 shall be distributed pro rata among the Secured Parties; provided that the pro rata share of Loss Proceeds owing to holders of Bonds will be applied to a pro rata redemption of the Bonds in accordance with
Section 8.3 of the Indenture.

                 (e) In the event that the Issuer has determined that the Affected Property be rebuilt, repaired or restored and the amount of the Loss Proceeds remaining after the payment of the actual total cost of such rebuilding, repair or restoration exceeds $5,000,000, the amount by which all of the Loss Proceeds exceeds the actual total cost of rebuilding, repairing or restoring the Affected Property which is in excess of $5,000,000 shall be distributed pro rata among the Secured Parties; provided that the pro rata share of Loss Proceeds owing to holders of Bonds will be applied to a pro rata redemption of the Bonds in accordance with Section 8.3 of the Indenture.


                 Section 8.  Appointment and Duties of Collateral Agent.


                 (a) Each of the Secured Parties hereby designates and appoints The Chase Manhattan Bank to act as the Collateral Agent under the Security Documents and this Agreement, and each of the Secured Parties hereby acknowledges such appointment and the rights and powers of the Collateral Agent under this Agreement and the Security Documents. The Collateral Agent may take such actions on its behalf under the provisions of the Security Documents and this Agreement and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of the Security Documents and this Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in the Security Documents and this Agreement, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth in the Security Documents and this Agreement, or any fiduciary relationship with any Secured Party, and no implied covenants, functions or responsibilities shall be read into the Security Documents, this Agreement or otherwise exist against the Collateral Agent. The Collateral Agent shall not be liable for any action taken or omitted to be taken by it hereunder or under any Security Document, or in connection herewith or therewith, or in connection with the Intercreditor Collateral, unless caused by its gross negligence or willful misconduct.

                 (b) Notwithstanding anything to the contrary in this Agreement or any Security Document, the Collateral Agent shall not exercise any rights or remedies under any of the Security Documents or this Agreement or give any consent (except consents given in conjunction with partial releases of Intercreditor Collateral expressly permitted by the Security Documents) under any of the Security Documents or this Agreement or enter into any agreement amending, modifying, supplementing or waiving any provision of any Security Document or this Agreement unless it shall have been directed to do so in writing by the Required Creditors; provided that prior to the Debt Termination Date the Collateral Agent shall not release or consent to release any Intercreditor Collateral (except partial releases or consents given in conjunction with partial releases of Intercreditor Collateral expressly permitted by the Security Documents) without the written consent of all of the Secured Parties.

                 Section 9.  Rights of Collateral Agent.





          NRG Northeast Collateral Agency and Intercreditor Agreement

                 (a) The Collateral Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any willful misconduct or negligence on the part of any new agent, attorney, custodian or nominee so appointed. The Collateral Agent may consult with counsel and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

                 (b) Neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall (i) be liable for any action lawfully taken by it in good faith or omitted to be taken by it under or in connection with any Security Document or this Agreement (except for its gross negligence or willful misconduct) or (ii) be responsible in any manner to any of the Secured Parties for any recitals, statements, representations or warranties made by the Issuer or any Guarantor or any of their representatives thereof contained in any Security Document or this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, any Security Document or this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Security Documents or this Agreement or for any failure of any Obligor to perform its obligations thereunder. The Collateral Agent shall not be under any obligation to any Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any Security Document or this Agreement, or to inspect the properties, books or records of the Issuer or any of the Guarantors.

                 (c) The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Issuer), independent accountants and other experts selected by the Collateral Agent. In connection with any request of the Required Creditors, the Collateral Agent shall be fully protected in relying on a certificate of any Person, signed by an Authorized Representative of such Person, setting forth the Financing Liabilities held by such Person as of the date of such certificate, which certificate shall state that the Person signing such certificate is an Authorized Representative of such Person and shall state specifically the Security Document and provision thereof pursuant to which the Collateral Agent is being directed to act. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying on such certificate. The Collateral Agent shall be fully justified in failing or refusing to take any action under any Security Document or this Agreement (i) if such action would, in the opinion of the Collateral Agent (upon consultation with counsel), be contrary to applicable law or the terms of this Agreement or the other Security Documents, (ii) if such action is not specifically provided for in such Security Document or this Agreement, and it shall not have received such advice or concurrence of the Required Creditors as it deems appropriate, (iii) if, in connection with the taking of any such action that would constitute an exercise of remedies under such Security Document or this Agreement, it shall not first be indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action or (iv) if, notwithstanding anything to the contrary contained in Section 9(e)





          NRG Northeast Collateral Agency and Intercreditor Agreement hereof, in connection with the taking of any such action that would constitute a payment due under any Senior Secured Debt Document pursuant to the terms of any consent, it shall not first have received from any or all of the Secured Parties funds equal to the amount payable. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under any Security Document or this Agreement in accordance with a request of the Required Creditors (to the extent that the Required Creditors are expressly authorized to direct the Collateral Agent to take or refrain from taking such action), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Secured Parties.

                 (d) If, with respect to a proposed action to be taken by it, the Collateral Agent shall determine in good faith that the provisions of any Security Document or this Agreement relating to the functions or responsibilities or powers of the Collateral Agent are or may be ambiguous or inconsistent, the Collateral Agent shall notify the Secured Parties, identifying the proposed action and the provisions that it considers are or may be ambiguous or inconsistent, and shall not perform such function or responsibility or exercise such power unless it has received the written confirmation of each of the Secured Parties that such Secured Party concurs in the circumstances that the action proposed to be taken by the Collateral Agent is consistent with the terms of this Agreement or such Security Document or is otherwise appropriate. The Collateral Agent shall be fully protected in acting or refraining from acting upon the confirmation of each of the Secured Parties in this respect, and such confirmation shall be binding upon the Collateral Agent. Each Secured Party may consult with counsel in determining the appropriateness of the proposed action.

                 (e) The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect knowledge or notice of the occurrence of any Event of Default or of the acceleration of the maturity of the Financing Liabilities under any Secured Party's Senior Secured Debt Documents unless and until a Responsible Officer of the Collateral Agent has received a written notice or a certificate from such Secured Party stating that an Event of Default has occurred under its Senior Secured Debt Documents or that such acceleration of maturity has occurred. The Collateral Agent shall have no obligation whatsoever either prior to or after receiving such notice or certificate to inquire whether a Trigger Event has in fact occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any such notice or certificate so furnished to it. No provision of this Agreement, any Senior Secured Debt Document or any Security Document shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or under any Security Document or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. In the event that the Collateral Agent receives such a notice of or certificate regarding the occurrence of any Trigger Event, the Collateral Agent shall give notice thereof to the Secured Parties. The Collateral Agent shall take such action with respect to such Trigger Event as so requested pursuant to Sections 3 and 4 hereof.

                 (f) The Issuer shall pay upon demand to the Collateral Agent the amount of any and all reasonable fees and out-of-pocket expenses, including the reasonable fees and expenses of its counsel (and any local counsel) and of any experts and agents, which the Collateral Agent





          NRG Northeast Collateral Agency and Intercreditor Agreement may incur in connection with (i) without duplication of amounts payable in accordance with any fee letter with the Collateral Agent expressly with respect to the administration of this Agreement and the Security Documents, the administration of this Agreement and the other Security Documents, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Intercreditor Collateral, (iii) the exercise or enforcement (whether through negotiations, legal proceedings or otherwise) of any of the rights of the Collateral Agent or the Secured Parties hereunder or under the other Security Documents or (iv) the failure by the Issuer or any Guarantor to perform or observe any of the provisions hereof or of any of the other Security Documents.

                 (g) The Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document.

                 (h) Whenever in the administration of the provisions of this Agreement the Collateral Agent shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or bad faith on the part of the Collateral Agent, be deemed to be conclusively proved and established by a certificate signed by an officer of the Issuer and delivered to the Collateral Agent and such certificate, in the absence of gross negligence or bad faith on the part of the Collateral Agent, shall be full warrant to the Collateral Agent for any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof.

                 (i) Neither the Collateral Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted under this Agreement or in connection therewith except to the extent caused by the Collateral Agent's gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, no longer subject to appeal or review. Anything in this Agreement to the contrary notwithstanding, in no event shall the Collateral Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

                 (j) Any corporation into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation succeeding to the business of the Collateral Agent shall be the successor of the Collateral Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

                 Section 10. Lack of Reliance on the Collateral Agent. Each of the Secured Parties expressly acknowledges that neither the Collateral Agent nor any of its officers, directors, employees, agents or attorneys-in-fact has made any representations or warranties to it and that no act by the Collateral Agent hereinafter taken, including, without limitation, any review of the affairs of the Issuer or any Guarantor, shall be deemed to constitute any representation or





          NRG Northeast Collateral Agency and Intercreditor Agreement warranty by the Collateral Agent to any Secured Party. Each Secured Party (other than the Trustee or any other Secured Party that has no obligation to make appraisals, investigations or credit analyses under the Senior Secured Debt Documents to which it is a party) represents to the Collateral Agent that it has, independently and without reliance upon the Collateral Agent or any other Secured Party, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Issuer and the Guarantors. Each Secured Party (other than the Trustee or any other Secured Party that has no obligation to make appraisals, investigations or credit analyses under the Senior Secured Debt Documents to which it is a party) also represents that it will, independently and without reliance upon the Collateral Agent or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Issuer and the Guarantors. Except for notices, reports and other documents expressly required to be furnished to the Secured Parties by the Collateral Agent hereunder, the Collateral Agent shall not have any duty or responsibility to provide any Secured Party with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Issuer and the Guarantors which may come into the possession of the Collateral Agent or any of its officers, directors, employees, agents or attorneys-in-fact.

                 Section 11. Indemnification; Bankruptcy. (a) The Issuer and the Guarantors jointly and severally agree to indemnify each of the Collateral Agent, the Trustee, the Working Capital Agent, each Senior Secured Debt Agent and each other Secured Party and, in their capacity as such, their officers, directors, shareholders, controlling persons, employees, agents and servants (each an "Indemnified Party") from and against any and all claims, damages, losses, liabilities, obligations, penalties, actions, causes of action, judgments, suits, costs, expenses or disbursements (including, without limitation, reasonable attorneys' and consultants' fees and expenses) (collectively "Damages") of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any Indemnified Party (or which may be claimed against any Indemnified Party by any Person) by reason of, in connection with or in any way relating to or arising out of any Transaction Document, any Collateral Document or any other Security Document, Financing Document, any Intercreditor Collateral, or any other documents or transactions in connection with or relating thereto (including, without limitation, Damages in connection with environmental compliance) unless due to the gross negligence or willful misconduct of such Indemnified Party. The Issuer and the Guarantors further shall, upon demand by any Indemnified Party, pay to such Indemnified Party all reasonable costs and expenses incurred by such Indemnified Party in enforcing any rights under the Transaction Documents, Financing Documents, Collateral Documents or any other Security Documents, including reasonable fees and expenses of counsel. For purposes of this Section 11(a), the term "Secured Party" shall include, but shall not be limited to, each Person for whom the Trustee, the Working Capital Agent and each Senior Secured Debt Agent acts as trustee or agent subject to limitations on individual rights of action and other similar limitations set forth in the relevant Financing Documents.





          NRG Northeast Collateral Agency and Intercreditor Agreement

                 (b) The Secured Parties hereby agree that, except upon the written consent of the Required Creditors, (i) no Secured Party shall authorize the Issuer or any Guarantor to commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Issuer or any Guarantor or their debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of any of the Issuer or any Guarantor or any substantial part of their property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against the Issuer or any Guarantor, or to make a general assignment for the benefit of any Secured Party or any other creditor of the Issuer or any Guarantor, and (ii) none of the Secured Parties shall commence or join with any other Person (other than upon the written consent of the Required Creditors) in commencing any proceeding against the Issuer or any Guarantor under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

                 Section 12. Resignation or Removal of the Collateral Agent. The Collateral Agent may resign as Collateral Agent upon 60 days' notice to the Secured Parties and may be removed at any time with or without cause by the Required Creditors, with any such resignation or removal to become effective only upon the appointment of a successor Collateral Agent under this Section 12; provided, however, that if no successor Collateral Agent shall have been so appointed within 60 days, the resigning Collateral Agent may petition any court of competent jurisdiction for the appointment of a new Collateral Agent; and provided, further, however, that if at any time prior to the occurrence of a Trigger Event, the Collateral Agent is the same Person as the Trustee, the Issuer, at the reasonable request of Persons who become Secured Parties after the Closing Date, shall have the right to remove the Collateral Agent upon 60 days' notice to the Secured Parties with or without cause, effective upon the appointment of a successor Collateral Agent under this Section 12. If the Collateral Agent shall resign or be removed as Collateral Agent by the Required Creditors or the Issuer, as applicable, then the Required Creditors shall (and if no such successor shall have been appointed within 60 days of the Collateral Agent's resignation or removal, the Collateral Agent may) appoint a successor agent for the Secured Parties, which successor agent shall be reasonably acceptable to the Issuer, whereupon such successor agent shall succeed to the rights, powers and duties of the "Collateral Agent", and the term "Collateral Agent" shall mean such successor agent effective upon its appointment, and the former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent (except that the resigning Collateral Agent shall deliver all Intercreditor Collateral then in its possession to the successor Collateral Agent) or any of the other Secured Parties. After any retiring Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent.

                 Section 13. Representations and Warranties. Each of the Secured Parties, excluding the Trustee, (other than any Secured Party that has delivered an opinion or opinions of counsel referred to in the last sentence of this Section 13) hereby makes the following representations and warranties as of the date hereof or as of any date such Secured Party executes





          NRG Northeast Collateral Agency and Intercreditor Agreement and delivers a counterpart of, and is designated as a Secured Party pursuant to, a Designation Letter, with respect to itself and for the benefit of the other Secured Parties:

                 (a) It is a corporation (or other such entity as applicable) validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as the case may be, and is duly qualified to do business in, and is in good standing in all jurisdictions where the nature of the activities required to be performed by it pursuant to this Agreement and the other Senior Secured Debt Documents to which it is a party makes such qualification necessary, except where the failure to effect such qualification would not have a material adverse effect upon its ability to perform its obligations pursuant to this Agreement.

                 (b) It has all necessary corporate or other relevant power, as the case may be, to execute, deliver and perform under this Agreement. All action on its part that is required for the authorization, execution, delivery and performance of this Agreement has been duly and effectively taken.

                 (c) This Agreement has been duly executed and delivered by it, and constitutes the valid and binding obligation of it, enforceable against it in accordance with the terms hereof, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights and remedies generally and (ii) is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                 (d) Nothing has come to its attention that would lead it to believe that the execution, delivery and performance of this Agreement or the consummation of any of the transactions contemplated hereby or performance of or compliance with the terms and conditions hereof (i) contravenes any material requirement of Law applicable to it or (ii) results in the violation of the provisions in its charter, certificate of incorporation, by-laws, or other formation or governance document, as applicable.

                 (e) Nothing has come to its attention that would lead it to believe that there are any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or threatened which could reasonably be expected to have a material adverse effect on its performance of its obligations hereunder or which questions the validity, binding effect or enforceability hereof.

In lieu of making the foregoing representations and warranties, any Secured Party may deliver to the Collateral Agent on or before the date such representation and warranties are to be made in accordance with this Section 13 an opinion or opinions of counsel addressed to the Collateral Agent and having substantially similar scope and subject to customary qualifications.

                 Section 14. Additional Secured Parties; Agreement for Benefit of Parties Hereto.





          NRG Northeast Collateral Agency and Intercreditor Agreement

                 (a) Any Person which executes and delivers a counterpart of, and is designated as a Secured Party pursuant to the terms of, a Designation Letter, shall become a party hereto, shall be bound by and subject to the terms and conditions hereof and the covenants, stipulations and agreements contained herein.

                 (b) Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon, or to give to, any Person other than the parties hereto and their respective successors and assigns and Persons for whom the parties hereto are acting as agents or representatives, any right, remedy or claim under or by reason of this Agreement or any covenant, condition or stipulation hereof; and the covenants, stipulations and agreements contained in this Agreement are and shall be for the sole and exclusive benefit of the parties hereto and their respective successors and assigns and Persons for whom the parties hereto are acting as agents or representatives.

                 Section 15. Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                 Section 16. Notices. All notices, demands, certificates or other communications hereunder shall be in writing and shall be deemed sufficiently given or served for all purposes when delivered personally, when sent by certified or registered mail, postage prepaid, return receipt requested, or by private courier service, or, if followed and confirmed by mail or courier service notice, when telecopied, in each case, with the proper address as indicated below or as set forth in any effective Designation Letter. Each party may, by written notice given to the other parties, designate any other address or addresses to which notices, certificates or other communications to them shall be sent as contemplated by this Agreement. Notices shall be deemed to have been given if and when received by an officer, manager or supervisor in the department of the addressee specified for attention (unless the addressee refuses to accept delivery, in which case they shall be deemed to have been given when first presented to the addressee for acceptance); provided, however, that notices to the Collateral Agent must be given to a Responsible Officer. Until otherwise so provided by the respective parties, and as otherwise provided in the relevant Designation Letter, all notices, certificates and communications to each of them shall be addressed as follows:

         Issuer:                                            NRG Northeast Generating LLC
                                                            1221 Nicollet Mall
                                                            Suite 700
                                                            Minneapolis, MN  55403-2445

                                                            Attention: Investor Relations

                                                            Telecopier No.: (612) 373-5430





          NRG Northeast Collateral Agency and Intercreditor Agreement

         With Copies to:                                    NRG Energy, Inc.
                                                            1221 Nicollet Mall
                                                            Suite 700
                                                            Minneapolis, MN  55403-2445

                                                            Attention:  General Counsel

                                                            Telecopier No.: (612) 373-5392

         Working Capital                                    Citibank, N.A.
         Agents:                                              as Working Capital Agent
                                                            399 Park Avenue
                                                            Fifth Floor, Zone 24
                                                            New York, New York  10043

                                                            Attention: Lorraine Frankel

                                                            Telecopier No.: (212) 793-4574

                                                            The Chase Manhattan Bank
                                                               as Working Capital Agent
                                                            1 Chase Manhattan Plaza
                                                            8th Floor
                                                            New York, New York  10081

                                                            Attention: Daniel Fischer

                                                            Telecopier No.: (212) 552-5777

         With Copies to:                                    The Chase Manhattan Bank
                                                            270 Park Avenue
                                                            New York, New York  10043

                                                            Attention: Bob Mathews

                                                            Telecopier No.: (212) 270-3089

         Trustee:                                           The Chase Manhattan Bank
                                                              as Trustee
                                                            Capital Markets Fiduciary Services
                                                            450 W. 33rd Street, 15th Floor
                                                            New York, New York  10001

                                                            Attention: Annette Marsula, International
                                                            and Project Finance Group





          NRG Northeast Collateral Agency and Intercreditor Agreement

                                                            Telecopier No.: 212-946-8177

         Collateral Agent:                                  The Chase Manhattan Bank
                                                              as Collateral Agent
                                                            Capital Markets Fiduciary Services
                                                            450 W. 33rd Street, 15th Floor
                                                            New York, New York 10001

                                                            Attention: Annette Marsula, International
                                                            and Project Finance Group

                                                            Telecopier No.:  (212) 946-8177

                 Section 17. Successors and Assigns. Whenever in this Agreement any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included and all covenants, promises and agreements in this Agreement by or on behalf of the respective parties hereto shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

                 Section 18. Counterparts. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all counterparts together constituting only one instrument.

                 Section 19. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF TO THE EXTENT THE APPLICATION OF SUCH PRINCIPLES WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                 Section 20. Consent to Jurisdiction. ALL LEGAL ACTIONS OR PROCEEDINGS BROUGHT AGAINST THE ISSUER OR THE GUARANTORS WITH RESPECT TO THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE BOROUGH OF MANHATTAN IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT THE ISSUER AND THE GUARANTORS ACCEPT FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, THE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. THE ISSUER AND THE GUARANTORS HEREBY EXPRESSLY AND IRREVOCABLY WAIVE ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. THE ISSUER AND EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO ANY LEGAL ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL TO THE ADDRESS SET





          NRG Northeast Collateral Agency and Intercreditor Agreement

FORTH IN SECTION 16 HEREOF. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE SECURED PARTIES TO BRING PROCEEDINGS AGAINST THE ISSUER OR THE GUARANTORS IN THE COURTS OF ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

                 Section 21. Waiver of Jury Trial. AS AMONG THE ISSUER, THE GUARANTORS AND THE COLLATERAL AGENT AND AS TO THIS AGREEMENT AND EACH SECURITY DOCUMENT AND FINANCING DOCUMENT TO WHICH SUCH PERSONS ARE A PARTY, THE ISSUER, THE GUARANTORS AND THE COLLATERAL AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH THIS AGREEMENT, ANY SUCH SECURITY DOCUMENT OR ANY SUCH FINANCING DOCUMENT.

                 Section 22. No Impairments of Other Rights. Except as expressly provided herein, nothing in this Agreement is intended or shall be construed to impair, diminish or otherwise adversely affect any other rights the Secured Parties may have or may obtain against the Issuer or the Guarantors.

                 Section 23. Amendment; Waiver. No amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by all the Secured Parties, and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay on the part of any Secured Party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial waiver by such Secured Party of any right, power or remedy preclude any further exercise thereof, or the exercise of any other right, power or remedy. The Collateral Agent may, but shall not be obligated to, execute and deliver any such supplement, modification or amendment which modifies its rights, powers, duties, immunities or indemnities hereunder. In executing any supplement, modification or amendment to this Agreement, the Collateral Agent shall be entitled to receive and shall be fully protected in relying upon, an opinion of counsel stating that the execution of such supplement, modification or amendment is authorized or permitted by this Agreement.

                 Section 24. Headings. Headings herein are for convenience only and shall not be relied upon in interpreting or enforcing this Agreement.

                 Section 25. Termination. This Agreement shall remain in full force and effect until the Debt Termination Date. Following the Debt Termination Date, Section 11 hereof shall continue in full force and effect.

                 Section 26. Entire Agreement. This Agreement, including the documents referred to herein, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings of the parties hereto relating to the subject matter herein contained.





          NRG Northeast Collateral Agency and Intercreditor Agreement

                 Section 27. Limitation of Liability. Notwithstanding anything to the contrary contained in this Collateral Agency Agreement and the Security Documents,

                          (a) the liability and obligation of the Issuer and the Guarantors to perform and observe and make good the obligations contained in this Collateral Agency Agreement and the Security Documents (such liability and obligation being herein referred to as the "Obligations"), or any part thereof, or any claim based thereon or otherwise in respect thereof shall not (except as expressly provided in clause (b) below or in the last paragraph of this Section 27) be enforced by any action or proceeding wherein damages or any money judgment or any deficiency judgment or any judgment establishing any personal obligation or liability shall be sought, collected or otherwise obtained against any Member, any parent of a Member or any past, present, future or incumbent member partner, officer, director, shareholder, incorporator, Affiliate or related Person, of any Member or the Issuer (each such Member, parent of a Member and past, present, future or incumbent member partner, officer, director or shareholder, incorporator, Affiliate or related Person being herein referred to as a "Related Person"), and (except as expressly provided in clause (b) below or in the last paragraph of this Section 27) the Collateral Agent and any Person acting on behalf of the Collateral Agent for itself and its successors and assigns, irrevocably waives any and all right to sue for, seek or demand any such damages, money judgment, deficiency judgment or personal judgment against any Related Person under or by reason of or in connection with the Issuer's or any Guarantor's Obligations, or any part thereof, or any claim based thereon or otherwise in respect thereof and (except as expressly provided in clause (b) below or in the last paragraph of this Section
         27) agrees to look solely to the Issuer and Intercreditor Collateral held under or in connection with the Security Documents for the enforcement of the Issuer's Obligations; and

                          (b) The liability of the Related Persons with respect to the Issuer's or any Guarantor's Obligations, or any part thereof, or for any claim based thereon or otherwise in respect thereof is (except as expressly provided in the last paragraph of this Section 27) limited to the respective interests of such Related Persons in the Intercreditor Collateral, and (except as expressly provided in the last paragraph of this Section 27) no recourse shall be had in the event of any non-performance by the Issuer of any of the Issuer's Obligations to (i) any assets or properties of any Related Person other than the respective interests of such Related Persons in the Intercreditor Collateral or (ii) the Related Persons (except with respect to the respective interests of such Related Persons in the Intercreditor Collateral), and no judgment for any deficiency upon the Issuer's Obligations, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, shall be obtainable by the Collateral Agent or any Person acting on behalf of the Collateral Agent.

                 Nothing contained in this Section 27 shall be construed (i) as preventing the Collateral Agent or any Person acting on behalf of the Collateral Agent from naming the Issuer, any Guarantor (including any Subsequent Guarantor) or a Related Person in any action or proceeding brought by the Collateral Agent or any Person acting on behalf of the Collateral Agent to enforce and to realize upon the Intercreditor Collateral provided under or in connection





          NRG Northeast Collateral Agency and Intercreditor Agreement with the Security Documents so long as no judgment, order, decree or other relief in the nature of a personal or deficiency judgment or otherwise establishing any personal obligation under or by reason of or in connection with the Issuer's Obligations, or any part thereof, or any claim based thereon or otherwise in respect thereof shall be asked for, taken, entered or enforced against any Related Person, in any such action or proceeding, (ii) as modifying, qualifying or affecting in any manner whatsoever the lien and security interests created by this Collateral Agency Agreement and the Security Documents and the other Transaction Documents or the enforcement thereof by the Collateral Agent or any Person acting on behalf of the Collateral Agent, (iii) as modifying, qualifying or affecting in any manner whatsoever the personal recourse undertakings, obligations and liabilities of any Person (including, without limitation, any Related Person) under any capital contribution agreement, any guaranty of payment, completion guaranty or any guaranty or indemnification agreement now or hereafter executed and delivered to the Collateral Agent in connection with the Security Documents or (iv) as modifying, qualifying or affecting in any manner whatsoever the personal recourse liability of any Related Person, or any other Person for fraud or willful misrepresentation or any wrongful misappropriation or diversion of any portion of the Intercreditor Collateral.

                 Section 28. Execution in Lieu of Agent. To the extent that any of the lenders under the Working Capital Facility or the holders of any other indebtedness or obligation evidenced by Financing Documents are not represented by a Working Capital Agent or Senior Secured Debt Agent, such lenders under the Working Capital Facility, holder of Senior Secured Debt or holder of any such other indebtedness or obligations shall be permitted to execute this Agreement and the Designation Letter on its own behalf in lieu of any agent on its behalf.

                 Section 29. Conflicts With Other Security Documents. Notwithstanding any other provision hereof, in the event of any conflict between the terms of this Agreement and the other Security Documents, the provisions of this Agreement shall control.

                 Section 30. Effective Date. This Agreement and each of the Security Documents executed and delivered in connection with the transactions occurring on the Closing Date shall be and become effective on February 22, 2000.





          NRG Northeast Collateral Agency and Intercreditor Agreement

                 IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their duly authorized officers, all as of the date first above written.


                                                   NRG NORTHEAST GENERATING LLC

                                                   By: /s/ Craig Mataczynski
                                                       ---------------------
                                                       Name: Craig Mataczynski
                                                       Title: President

                                                   ARTHUR KILL POWER LLC

                                                   By: /s/ Brian B. Bird
                                                       -----------------
                                                       Name: Brian B. Bird
                                                       Title: Treasurer

                                                   ASTORIA GAS TURBINE POWER LLC

                                                   By: /s/ Brian B. Bird
                                                       -----------------
                                                       Name: Brian B. Bird
                                                       Title: Treasurer

                                                   CONNECTICUT JET POWER LLC

                                                   By: /s/ Brian B. Bird
                                                       -----------------
                                                       Name: Brian B. Bird
                                                       Title: Treasurer

                                                   DEVON POWER LLC

                                                   By: /s/ Brian B. Bird
                                                       -----------------
                                                       Name: Brian B. Bird
                                                       Title: Treasurer

                                                   DUNKIRK POWER LLC

                                                   By: /s/ Brian B. Bird
                                                       -----------------
                                                       Name: Brian B. Bird
                                                       Title: Treasurer





          NRG Northeast Collateral Agency and Intercreditor Agreement

                                                   HUNTLEY POWER LLC

                                                   By: /s/ Brian B. Bird
                                                       -----------------
                                                       Name: Brian B. Bird
                                                       Title: Treasurer

                                                   MIDDLETOWN POWER LLC

                                                   By: /s/ Brian B. Bird
                                                       -----------------
                                                       Name: Brian B. Bird
                                                       Title: Treasurer

                                                   MONTVILLE POWER LLC

                                                   By: /s/ Brian B. Bird
                                                       -----------------
                                                       Name: Brian B. Bird
                                                       Title: Treasurer

                                                   NORWALK POWER LLC

                                                   By: /s/ Brian B. Bird
                                                       -----------------
                                                       Name: Brian B. Bird
                                                       Title: Treasurer

                                                   OSWEGO HARBOR POWER LLC

                                                   By: /s/ Brian B. Bird
                                                       -----------------
                                                       Name: Brian B. Bird
                                                       Title: Treasurer

                                                   SOMERSET POWER LLC

                                                   By: /s/ Brian B. Bird
                                                       -----------------
                                                       Name: Brian B. Bird
                                                       Title: Treasurer

                                                   CITIBANK, N.A.,
                                                     as Working Capital Agent

                                                   By: /s/ Jonathan B. Lindenberg
                                                       ---------------------------
                                                       Name: Jonathan B. Lindenberg
                                                       Title: Managing Director





          NRG Northeast Collateral Agency and Intercreditor Agreement

                                                   THE CHASE MANHATTAN BANK,
                                                     as Working Capital Agent

                                                   By: /s/ Robert M. Bowen II
                                                       ----------------------
                                                       Name: Robert M. Bowen II
                                                       Title: Managing Director

                                                   THE CHASE MANHATTAN BANK,
                                                     as Trustee

                                                   By: /s/ Annette M. Marsula
                                                       ----------------------
                                                       Name: Annette M. Marsula
                                                       Title: Vice President

                                                   THE CHASE MANHATTAN BANK,
                                                     as Collateral Agent

                                                   By: /s/ Annette M. Marsula
                                                       ----------------------
                                                       Name: Annette M. Marsula
                                                       Title: Vice President





          NRG Northeast Collateral Agency and Intercreditor Agreement

                                                                    Exhibit A to
                                                           Collateral Agency and
                                                         Intercreditor Agreement



                          [FORM OF DESIGNATION LETTER]



                                                [Date]



[COLLATERAL AGENT]
[ADDRESS]


                        Re: NRG Northeast Generating LLC


Ladies and Gentlemen:

                 Reference is made to (1) the Collateral Agency and Intercreditor Agreement (the "Collateral Agency Agreement") dated as of February 22, 2000 among NRG Northeast Generating LLC (the "Issuer"), the Guarantors party thereto, the Trustee, the Working Capital Agent (as defined in the Collateral Agency Agreement), each Senior Secured Debt Agent (as defined in the Collateral Agency Agreement), and the Collateral Agent (as defined in the Collateral Agency Agreement) and (2) [DESCRIBE NEW CREDIT DOCUMENTS]. Capitalized terms used herein and not defined herein shall have the meanings set forth in the Collateral Agency Agreement.

                 The undersigned is the [BANK/LENDER][AGENT FOR THE [BANKS] [LENDER]] under the [NEW CREDIT DOCUMENT].

                 The undersigned is delivering this Designation Letter pursuant to Section 14 of the Collateral Agency Agreement in order to permit the undersigned [and the [BANK][LENDER] under the [NEW CREDIT DOCUMENTS] to become Secured Parties under the Collateral Agency Agreement and the Security Documents and to benefit from the Intercreditor Collateral under the Security Documents in accordance with the terms of the Collateral Agency Agreement and the Security Documents.

                 Attached hereto is (i) a copy of the certificate delivered by an executive officer of the Issuer delivered in connection with the [NAME OF NEW CREDIT DOCUMENT] and (ii) a copy of the Collateral Agency Agreement.

                 The undersigned [on behalf of itself and the [BANKS] [LENDERS] accedes to and agrees to be bound by all of the terms and provisions of the Collateral Agency Agreement and the Security Documents.

                          Our address for notices is:

                                         [Insert information]

                          Our wire transfer instructions are:

                                         [Insert Information]

                 We agree that any extensions of credit under the [NEW CREDIT DOCUMENTS] shall be deposited with the Trustee, to the extent required by the Indenture.

                 This Designation Letter may be executed in any number of counterparts, each executed counterpart constituting an original but all counterparts together constituting only one instrument.

                 THIS DESIGNATION LETTER SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PROVISIONS TO THE EXTENT THE APPLICATION OF SUCH PRINCIPLES WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                                       [CREDITOR]


                                       By:
                                          --------------------------
                                          Name:
                                          Title:

Acknowledged:

[COLLATERAL AGENT],
 as Collateral Agent



By:
    -------------------------
    Name:
    Title:

                  CERTIFICATE OF NRG NORTHEAST GENERATING LLC



                 I, [Name], [Title] of NRG Northeast Generating LLC (the "Issuer"), NRG Northeast Generating LLC, DO HEREBY CERTIFY on behalf of the Issuer that (capitalized terms used herein and not defined herein shall have the meaning assigned thereto in the Collateral Agency Agreement (as amended, modified and supplemented and in effect on the date hereof, the "Collateral Agency Agreement") dated as of February 22, 2000 among the Issuer, the Trustee (as defined in the Collateral Agency Agreement), the Working Capital Agent (as defined in the Collateral Agency Agreement), each Senior Secured Debt Agent (as defined in the Collateral Agency Agreement) and the Collateral Agent (as defined in the Collateral Agency Agreement):

                 1. Debt incurred pursuant to [NAME OF NEW CREDIT DOCUMENT] is permitted to be incurred in accordance with Section 6.8 of the Indenture and each other Financing Document.

                 2. No event or condition has occurred and is continuing which constitutes a Default or an Event of Default.

                 WITNESS my hand this [____] day of [___________, ____].



                                          By:
                                              --------------------------
                                              Name:
                                              Title: